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                                                                  EXHIBIT 10.22


                                FOURTH AMENDMENT
                                       TO
                                CREDIT AGREEMENT

                  THIS FOURTH AMENDMENT TO CREDIT AGREEMENT ("Fourth Amendment") is made and entered into as of this 31st day of December, 2002 by and between INTEGRITY MEDIA, INC., a Delaware corporation (f/k/a Integrity Incorporated, "Integrity Media"), INTEGRITY PUBLISHERS, INC., a Delaware corporation ("Integrity Publishers"), M2 COMMUNICATIONS, L.L.C., a Tennessee limited liability company ("M2 Communications;" Integrity Media, Integrity Publishers and M2 Communications are sometimes hereinafter referred to as "Existing Borrowers"), INTEGRITY DIRECT, LLC, a Delaware limited liability company ("Integrity Direct") and LASALLE BANK NATIONAL ASSOCIATION (as "Administrative Agent" and "Lender").

                                  WITNESSETH:

                  WHEREAS, pursuant to that certain Credit Agreement, dated as of April 25, 2001, by and between the Existing Borrowers and Lender, as amended by that certain First Amendment to Credit Agreement dated as of June 15, 2001, that certain Second Amendment to Credit Agreement dated as of March 30, 2002, and that certain Third Amendment to Credit Agreement dated as of June 28, 2002 (collectively, the "Credit Agreement"), Lender established in favor of Existing Borrowers (i) a line of credit in the amount of $6,000,000, (ii) a Term Loan A Facility in the amount of $9,400,000; and (iii) a Term Loan B Facility in the amount of $4,600,000; and

                  WHEREAS, Lender has agreed to (i) the creation of Integrity Direct as a wholly-owned Domestic Subsidiary of Integrity and (ii) the acquisition by Integrity of 100% of the ownership equity of Sarepta Music Pty Ltd, a private company organized under the laws of the Republic of South Africa ("Sarepta"), and (iii) the formation of Integrity Incorporated ("Integrity Incorporated"), a Delaware corporation, as a wholly-owned Domestic Subsidiary of Integrity, each such transaction subject to the terms and conditions hereafter set forth; and

                  WHEREAS, the Lender has agreed to the modification of certain additional provisions contained in the Credit Agreement upon the terms and conditions hereafter set forth.

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein and for other good and valuable consideration, the mutuality, receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement.

         2. Amendments to Credit Agreement. Effective as of the date hereof, Integrity Direct shall, together with Existing Borrowers on a joint and several basis, constitute for all purposes under the Credit Agreement the "Borrower". The Credit Agreement is hereby further amended as follows:

         (a) The first paragraph of the Credit Agreement is hereby amended and restated to read as follows:


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                           "This Credit Agreement (this "Agreement") is made
and effective as of April 25, 2001, by and among INTEGRITY MEDIA, INC.
(F/K/A INTEGRITY INCORPORATED), a Delaware corporation ("Integrity Media"), INTEGRITY PUBLISHERS, INC., a Delaware corporation ("Integrity Publishers"), M2 COMMUNICATIONS, L.L.C., a Tennessee limited liability company ("M2 Communications"), INTEGRITY DIRECT, LLC, a Delaware limited liability company ("Integrity Direct;" Integrity Direct, M2 Communications, Integrity Media and Integrity Publishers are sometimes collectively referred to herein as "Borrower," jointly and severally) and each financial institution that from time to time is a "Lender" hereunder (collectively the "Lenders,") and LASALLE BANK NATIONAL ASSOCIATION ("Administrative Agent")."

                  (b) The first recital of the Credit Agreement is hereby amended by substituting the figure "$5,100,000" for the figure "$4,600,000" under subpart (c) thereof.

                  (c) Section 1.1.3 of the Credit Agreement is hereby amended by deleting the proviso therein in its entirety and substituting in lieu thereof the following:

                           "provided, however, that, such funds shall not be used, directly or indirectly, in any fashion for the benefit of Enlight, Celebration, Integrity Music or Integrity Incorporated."

                  (d) Section 1.2.8.3 of the Credit Agreement is hereby amended by deleting the proviso therein in its entirety and substituting in lieu thereof the following:

                           "On the last business day of each March, June, September and December during the period beginning on June 30, 2002 and ending on September 30, 2002, a principal payment of $76,666.67 under the Term Loan B Facility shall be due and payable, and a principal payment of $85,000.00 under the Term Loan B Facility shall be due and payable on December 31, 2002 and on the last business day of each March, June, September and December thereafter."

                  (e) Section 3.8 of the Credit Agreement is hereby amended by adding the following phrase to the end thereof:

                           "and (5) that certain LLC Interest Purchase
         Agreement dated as of June 28, 2002 by and among Integrity Media, Jeffory Moseley, Carmen Moseley and Jeff and Carmen Moseley Charitable Remainder Unitrust."

                  (f) Section 5.1 of the Credit Agreement is hereby amended by substituting the figure "$5,100,000" for the figure "$3,000,000".

                  (g) Section 5.6 of the Credit Agreement is hereby amended by adding the following phrase to the end thereof:


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                  ", or (d) certain Inventory owned by Integrity Media may be shipped to customers of Integrity Direct in satisfaction of the from time to time purchase order obligations of Integrity Direct."

                  (h) Section 5.7(e) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                           "e. Equity interests of Integrity Media in Integrity
                  Publishers, Integrity Incorporated, M2 Communications, Integrity Direct, Sarepta (such investment not to exceed $400,000 in the aggregate), Enlight (such investment not to exceed $250,000 in the aggregate), Integrity Music and Celebration; and"

                  (i) Section 5.8(c) of the Credit Agreement is hereby amended by inserting at its beginning the phrase "except for Enlight, M2 Communications, Integrity Direct, Sarepta, Integrity Incorporated and Integrity Publishers,"

                  (j) Section 5.9 of the Credit Agreement is hereby amended by adding the following phrase to the end thereof:

                           "and (f) certain Inventory owned by Integrity Media
                  may be shipped to customers of Integrity Direct in satisfaction of the from time to time purchase order obligations of Integrity Direct."

                  (k) Section 5.11 of the Credit Agreement is hereby amended and restated to read as follows:

                           "5.11    Integrity Music and Integrity Incorporated.
         Neither Integrity Music nor Integrity Incorporated shall conduct any business operations nor shall either own any assets or incur any liabilities."

                  (l) Section 5.12 of the Credit Agreement is hereby amended and restated to read as follows:

                           "5.12    Integrity Media Ownership. Integrity Media
         shall not sell, transfer or otherwise dispose of any of the equity of Integrity Publishers, M2 Communications, Integrity Direct, Sarepta or Enlight, nor permit its total investment, directly or indirectly, in Integrity Publishers, M2 Communications, Sarepta or Enlight, whether in the form of equity, loans, advances or otherwise, to at any time exceed $6,000,000 with respect to Integrity Publishers, $4,000,000 with respect to M2 Communications, $400,000 with respect to Sarepta, and $250,000 with respect to Enlight."

                  (m) Section 9.1 of the Credit Agreement is hereby amended to restate the definition of "Borrower" as follows:


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                  "Borrower" means, collectively, Integrity Media, M2
Communications, Integrity Direct, and Integrity Publishers, jointly and severally."

                  (n) Section 9.1 of the Credit Agreement is hereby amended by substituting the figure "5,100,000" for the figure of "$4,600,000" in the definition of "Term Loan B Commitment".

                  (o) Section 9.1 of the Credit Agreement is hereby amended by adding the following new definitions in appropriate alphabetical order:

                  "Integrity Direct" means Integrity Direct, LLC., a Delaware limited liability company.

         3. Amended and Restated Schedules. The information applicable to the undersigned set forth on the Schedules attached hereto is hereby added to the information set forth on the Schedules attached to the Credit Agreement.

         4. Acknowledgment and Consent. The Administrative Agent, on behalf of the Lenders, hereby consents to the Borrower's proposed charitable contributions in calendar years 2002 and 2003 to (i) Global Pastors Network in the maximum aggregate amount of $10,000.00, and (ii) Habitat for Humanity in the maximum aggregate amount of $10,000.00. The consent contained herein is specific in intent and is valid only for the specific purposes herein stated.

         5. Conditions to Effectiveness. This Fourth Amendment shall become effective as of December 31, 2002, when and only when the Lender shall have received (i) this Fourth Amendment duly executed by the Borrower, (ii) such of the Loan Documents identified under Section 2.1.2 of the Credit Agreement as the Administrative Agent may require as regards Integrity Direct and (iii) such other certificates, instruments, documents, agreements and opinions of counsel as may be required by Lender or its counsel, each of which shall be in form and substance satisfactory to Lender and its counsel.

         6. Representations and Warranties. The Existing Borrowers and Integrity Direct hereby represent and warrant as follows:

                  (a) This Fourth Amendment and the Credit Agreement, as amended hereby, have been duly authorized and constitute legal, valid and binding obligations of the Existing Borrowers and Integrity Direct and are enforceable against the Existing Borrowers and Integrity Direct in accordance with their respective terms.

                  (b) Upon the effectiveness of this Fourth Amendment, the Existing Borrowers and Integrity Direct hereby reaffirm all covenants, representations and warranties made in the Credit Agreement and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Fourth Amendment, except to the extent such covenants, representations or warranties expressly relate to an earlier date.

                  (c) No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Fourth Amendment.


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                  (d)      The Existing Borrowers and Integrity Direct have no
defense, counterclaim or offset with respect to the Credit Agreement or any of the other Loan Documents.

         7.       Effect on the Credit Agreement.

                  (a) Upon the effectiveness of this Fourth Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Credit Agreement as amended hereby.

                  (b) Except as specifically amended herein, the Credit Agreement, the Loan Documents, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

                  (c) The execution, delivery and effectiveness of this Fourth Amendment shall not operate as a waiver of any right, power or remedy of Administrative Agent or Lender, nor constitute a waiver of any provision of the Credit Agreement, the Loan Documents, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

         8. Governing Law. This Fourth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of Illinois.

         9. Headings. Section headings in this Fourth Amendment are included herein for convenience of reference only and shall not constitute a part of this Fourth Amendment for any other purpose.

         10. Counterparts. This Fourth Amendment may be executed by the parties hereto in one or more counterparts, each of which taken together shall be deemed to constitute one and the same instrument.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


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                  IN WITNESS WHEREOF, this Fourth Amendment has been duly
executed as of the day and year first written above.


                           INTEGRITY MEDIA, INC.
                               (f/k/a Integrity Incorporated)


                           By: /s/ Donald S. Ellington
                              -------------------------------------------------
                              Name: Donald S. Ellington
                              Title: Secretary


                           INTEGRITY PUBLISHERS, INC.


                           By: /s/ Donald S. Ellington
                              -------------------------------------------------
                              Name: Donald S. Ellington
                              Title: Secretary


                           M2 COMMUNICATIONS, L.L.C.


                           By: /s/ Donald S. Ellington
                              -------------------------------------------------
                              Name: Donald S. Ellington
                              Title: Secretary


                           INTEGRITY DIRECT, LLC


                           By: /s/ Donald S. Ellington
                              -------------------------------------------------
                              Name: Donald S. Ellington
                              Title: Secretary


                           LASALLE BANK NATIONAL ASSOCIATION


                           By: /s/ Andrew K. Dawson
                              -------------------------------------------------
                              Name: Andrew K. Dawson
                              Title: First Vice President


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